Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 571	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 572	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Cassandra W. Borchers, Esq.

Thompson Hine LLP

312 Walnut Street, 20th Floor

Cincinnati, OH 45202

(513) 352-6632

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _______ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _______ pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

December 29, 2023

Prospectus

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Fisher Investments Institutional Group Stock Fund for Retirement Plans (QDISX)

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (QDVSX)

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (QDIBX)

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (QDVBX)

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES	1
Fisher Investments Institutional Group Stock Fund for Retirement Plans	1
Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	7
Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans	13
Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans	20
ADDITIONAL SUMMARY INFORMATION	27
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RISKS	29
Fisher Investments Institutional Group Stock Fund for Retirement Plans and Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	29
Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans and Fisher Investments Institutional Group ESG FIXED INCOME Fund for Retirement Plans	33
CHANGES IN INVESTMENT OBJECTIVE OR POLICIES	38
TEMPORARY DEFENSIVE POSITIONS	38
PORTFOLIO HOLDINGS	38
CYBERSECURITY RISKS	38
ABOUT THE ADVISER	39
DETERMINATION OF NET ASSET VALUE	40
HOW TO PURCHASE AND REDEEM SHARES	41
POLICY ON MARKET TIMING	43
DIVIDENDS AND DISTRIBUTIONS	44
TAXES	44
FINANCIAL HIGHLIGHTS	44
FOR MORE INFORMATION	Back Cover

i

FUND SUMMARIES

Fisher Investments Institutional Group Stock Fund for Retirement Plans

Investment Objective

The Fisher Investments Institutional Group Stock Fund for Retirement Plans (the “Fund”) seeks to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Markets Index (the “Benchmark”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

The Fund does not impose a charge on purchases or redemptions. However, if your retirement plan has an agreement with a financial intermediary, you may be charged a fee (which may be a commission) by that intermediary.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.00%

1	-The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.
2	-The Adviser pays all of the operating expenses of the Fund except portfolio transaction and other investment-related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles).
3	-Acquired Fund Fees and Expenses are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not include any fees paid at the account or plan level. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$0	$0	$0	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund is available only to eligible retirement plans that have entered into an agreement with Fisher Asset Management, LLC (the “Adviser”) to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion. If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

The Fund seeks to achieve its objective by investing primarily in a portfolio of global equity securities, including securities of emerging market companies. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund may also invest in appropriate issuers through depositary receipts including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Benchmark covers approximately 9,000 securities across large-, mid-, and small-cap segments, and across style and sector segments in 47 developed and emerging markets. The Adviser expects that the Fund will be principally invested in large-, mid-, and small-cap stocks consistent with the Adviser’s market outlook.

The Adviser utilizes a top-down investment process based on applying proprietary research tools to the Adviser’s analysis of a wide range of economic, political, and sentiment drivers to formulate forecasts and develop portfolio themes. The Adviser attempts to exploit the structure of global markets and capitalize on style and sector cycles as they come into and out of favor. The buy and sell disciplines are determined by the outputs of the Adviser’s top-down investment process.

Once the Adviser determines portfolio weights for countries, sectors and industries, the Adviser applies a series of risk-factor screens based on the desired style characteristics (e.g., market capitalization and relative valuation) for each category requiring a weight. Securities passing these screens are then subjected to further quantitative analysis to eliminate companies with excessive risk profiles relative to their peer group, companies with excessive leverage or balance sheet risk, and securities lacking sufficient liquidity for investment.

The Adviser applies fundamental research to ascertain particular stocks within a given category expected to accomplish two goals:

●	Finding companies possessing strategic attributes (i.e., competitive and comparative advantages) consistent with higher level themes in the portfolio derived from economic, political and sentiment drivers.

●	Maximizing the likelihood of beating the selected category of stocks. By avoiding stocks likely to be extreme outliers versus the peer group, the Adviser believes it can reduce portfolio risk while adding value at the security selection level.

Based on this analysis, the Adviser selects securities for purchase. The Adviser attempts to manage risk by, among other things, analyzing prospective stocks to assess their correlation to the country and sector in order to maximize the possibility of leveraging top level themes and to identify unintended risk concentrations in the security selection process. The Adviser analyzes the components of portfolio performance from a country, sector and stock factors perspective to confirm that risk and return are derived from intended sources.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money. The Fund is not appropriate for all investors and is not meant to be a complete investment program. Market conditions can cause securities to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Stock Risk. Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities. Stock risk includes the risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the equity securities held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Small- and Mid-Cap Companies Risk. The Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small and medium-sized companies, as well as start-up companies, can at times provide greater growth potential than larger, more mature companies, investing in the securities of these companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. Trading in securities of these companies tends to be more costly compared to larger companies. As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Large-Cap Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Sector Concentration Risk. The Fund may focus a portion of its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Foreign Investing Risk. The Fund may purchase foreign securities (either directly or through ADRs or GDRs). These securities may involve additional risks, including the possibility that certain events, such as political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation. Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States.

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

Emerging Market Risk. The risks of investing in foreign countries are typically increased in less developed countries (often referred to as “emerging market countries”). Emerging market countries may have less developed markets and legal and regulatory systems and may be more susceptible to economic and political instability than more developed countries. Investments in emerging market countries may be considered speculative.

Currency Risk. If the Fund invests in securities that trade in, or have exposure to, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s exposure to foreign currency-denominated securities may reduce the Fund’s return.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Highest Quarter: 06/30/2020 24.27%

Lowest Quarter: 06/30/2022 (20.07)%

The Fund’s year to date return as of September 30, 2023 was 20.19%.

Average Annual Total Returns (for periods ended 12/31/2022)

Fisher Investments Institutional Group Stock Fund for Retirement Plans	One Year	Since Inception (12/13/2019)
Before Taxes	(24.12)%	5.51%
After Taxes on Distributions	(24.50)%	5.06%
After Taxes on Distributions and Sale of Fund Shares	(14.09)%	4.17%
MSCI ACWI Investable Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	(18.40)%	4.47%

(1)	The MSCI ACWI Investable Markets Index is designed to represent performance of the full opportunity set of large, mid, and small-cap stocks across 23 developed markets and 24 emerging markets countries. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-800-851-8845.

General

For important information about portfolio management, buying and selling fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Additional Summary Information” beginning on page 27.

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans

Investment Objective

The Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (the “Fund”) seeks to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Markets Index (the “Benchmark”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

The Fund does not impose a charge on purchases or redemptions. However, if your retirement plan has an agreement with a financial intermediary, you may be charged a fee (which may be a commission) by that intermediary.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.00%

1	-The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.
2	-The Adviser pays all of the operating expenses of the Fund except portfolio transaction and other investment-related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles).
3	-Acquired Fund Fees and Expenses are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not include any fees paid at the account or plan level. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$0	$0	$0	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund is available only to eligible retirement plans that have entered into an agreement with Fisher Asset Management, LLC (the “Adviser”) to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion. If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

The Fund seeks to achieve its objective by investing primarily in a portfolio of global equity securities, including securities of emerging market companies. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks that are subject to and meet the Fund’s environmental, social and governance (“ESG”) guidelines at the time of investment. The Fund may also invest in appropriate issuers through depositary receipts including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Benchmark covers approximately 9,000 securities across large-, mid-, and small-cap segments, and across style and sector segments in 47 developed and emerging markets. The Adviser expects that the Fund will be principally invested in large-, mid-, and small-cap stocks consistent with the Adviser’s market outlook.

The Adviser utilizes a top-down investment process based on applying proprietary research tools to the Adviser’s analysis of a wide range of economic, political, and sentiment drivers to formulate forecasts and develop portfolio themes. The Adviser attempts to exploit the structure of global markets and capitalize on style and sector cycles as they come into and out of favor. The buy and sell disciplines are determined by the outputs of the Adviser’s top-down investment process.

The Adviser considers ESG factors throughout the investment and portfolio construction process. ESG factors are among the many drivers considered by the Adviser when developing country, sector and thematic preferences. Governmental influence on public companies, environmental regulation, social policy, market reforms impacting private property, labor, and human rights are among the ESG factors considered when determining country and sector/industry allocations and shaping an initial prospect list of portfolio positions. The Adviser performs fundamental research on prospective investments to identify securities with strategic attributes consistent with the firm’s top-down views and with competitive advantages relative to their defined peer group. The fundamental research process involves reviewing and evaluating a range of ESG factors prior to purchasing a security, seeking to identify securities benefiting from ESG trends and avoid those with underappreciated risks. These factors include, but are not limited to, shareholder concentration, corporate stewardship, environmental opportunities and liabilities, and human or labor rights controversies.

Also, the Fund seeks to narrow the security selection universe by applying comprehensive and robust ESG screens that are applied to issuers of equity securities without compromising the Adviser’s broader market outlook and themes. The Adviser utilizes external third party ESG research and data which may include environmental, human and labor rights, and controversy data. The Adviser uses this information to create business involvement screens to exclude companies with ties to categories such as, but not limited to, cluster munitions or landmines, or those that derive any revenue from nuclear or bio-chemical weapons. Additionally, the Adviser screens companies with significant revenue (generally 5% or greater, though the Adviser may determine in its discretion what it believes is significant depending upon the factor and the company) from adult entertainment, alcohol, weapons or firearms, gambling, genetic engineering and tobacco.

Once the Adviser determines portfolio weights for countries, sectors and industries, the Adviser applies a series of risk-factor screens based on the desired style characteristics (e.g., market capitalization and relative valuation) for each category requiring a weight. Securities passing these screens are then subjected to further quantitative analysis to eliminate companies with excessive risk profiles relative to their peer group, companies with excessive leverage or balance sheet risk, and securities lacking sufficient liquidity for investment.

The Adviser applies fundamental research to ascertain particular stocks within a given category expected to accomplish two goals:

●	Finding companies possessing strategic attributes (i.e., competitive and comparative advantages) consistent with higher level themes in the portfolio derived from economic, political and sentiment drivers.

●	Maximizing the likelihood of beating the selected category of stocks. By avoiding stocks likely to be extreme outliers versus the peer group, the Adviser believes it can reduce portfolio risk while adding value at the security selection level.

Based on this analysis, the Adviser selects securities for purchase. The Adviser attempts to manage risk by, among other things, analyzing prospective stocks to assess their correlation to the country and sector in order to maximize the possibility of leveraging top level themes and to identify unintended risk concentrations in the security selection process. The Adviser analyzes the components of portfolio performance from a country, sector and stock factors perspective to confirm that risk and return are derived from intended sources.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money. The Fund is not appropriate for all investors and is not meant to be a complete investment program. Market conditions can cause securities to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

There is a risk that you may lose money by investing in the Fund.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Stock Risk. Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities. Stock risk includes the risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the equity securities held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

ESG Guidelines Risk. Because the Adviser’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not follow the ESG mandate inherent in the strategy. Companies meeting the Fund’s ESG guidelines may be out of favor in particular market cycles and perform less well than the market as a whole.

Small- and Mid-Cap Companies Risk. The Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small and medium-sized companies, as well as start-up companies, can at times provide greater growth potential than larger, more mature companies, investing in the securities of these companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. Trading in securities of these companies tends to be more costly compared to larger companies. As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Large-Cap Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Sector Concentration Risk. The Fund may focus a portion of its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Foreign Investing Risk. The Fund may purchase foreign securities (either directly or through ADRs or GDRs). These securities may involve additional risks, including the possibility that certain events, such as political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation. Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States.

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

Emerging Market Risk. The risks of investing in foreign countries are typically increased in less developed countries (often referred to as “emerging market countries”). Emerging market countries may have less developed markets and legal and regulatory systems and may be more susceptible to economic and political instability than more developed countries. Investments in emerging market countries may be considered speculative.

Currency Risk. If the Fund invests in securities that trade in, or have exposure to, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s exposure to foreign currency-denominated securities may reduce the Fund’s return.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Highest Quarter: 06/30/2020 24.73%

Lowest Quarter: 06/30/2022 (19.97) %

The Fund’s year to date return as of September 30, 2023 was 21.16%.

Average Annual Total Returns (for periods ended 12/31/2022)

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	One Year	Since Inception (12/13/2019)
Before Taxes	(23.96)%	5.58%
After Taxes on Distributions	(24.28%	5.52%
After Taxes on Distributions and Sale of Fund Shares	(14.00)%	4.30%
MSCI ACWI Investable Markets Index (reflects no deduction for fees, expenses, or taxes)	(18.40)%	4.47%

(1)	The MSCI ACWI Investable Markets Index is designed to represent performance of the full opportunity set of large, mid, and small-cap stocks across 23 developed markets and 24 emerging markets countries. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-800-851-8845.

General

For important information about portfolio management, buying and selling fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Additional Summary Information” beginning on page 27.

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans

Investment Objective

The Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (the “Fund”) seeks to outperform, net of fees and expenses, the return of the ICE BofA U.S. Broad Market Index (the “Benchmark”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

The Fund does not impose a charge on purchases or redemptions. However, if your retirement plan has an agreement with a financial intermediary, you may be charged a fee (which may be a commission) by that intermediary.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.03%
Total Annual Fund Operating Expenses	0.03%

1	-The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.
2	-The Adviser pays all of the operating expenses of the Fund except portfolio transaction and other investment-related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles).
3	-Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies. AFFE are paid by the Fund and not the Adviser as they are investment-related costs. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not include any fees paid at the account or plan level. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$2	$6	$11	$26

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund is available only to eligible retirement plans that have entered into an agreement with Fisher Asset Management, LLC (the “Adviser”) to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion. If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of fixed income and fixed income-related securities. The Benchmark tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Securities in the Benchmark generally are investment grade and have at least 18 months to final maturity at issuance. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and other fixed income or fixed income-related securities, including but not limited to the following:

●	Fixed income securities, including but not limited to:

○	U.S. Government securities
○	Corporate debt securities
○	Agency debentures
○	Mortgage-backed securities (“MBS”)
○	Asset-backed securities (“ABS”)
○	Municipal fixed income securities
○	Money market funds

●	Fixed income linked exchange traded funds (“ETFs”)

●	Convertible bonds, provided that in the event such bonds are converted into common stock or preferred stock, such stock will be held only temporarily.

The Adviser utilizes a top-down fixed income investment process based on the application of proprietary research tools to the analysis of a wide range of economic, political and sentiment drivers to formulate forecasts and develop portfolio themes. The Adviser manages the Fund’s portfolio on an ongoing, forward-looking basis, assessing short- and long-term interest rates, credit spreads and corporate solvency in real time to forecast future trends.

The Adviser analyzes the Benchmark’s components and assigns expected risk and return. The Adviser then optimizes the fixed income portfolio to its market outlook by adjusting characteristics such as bond type, yield to maturity, credit spreads, duration, credit quality, and time to maturity. There are many types of bonds, and all carry different performance and risk characteristics. Corporate, municipal, sovereign and agency bonds are the most common, and portfolio exposure to each category is dependent on the construction of the Benchmark and the Adviser’s market outlook. The Fund may invest across a range of maturities, duration and quality, including issues with below investment grade ratings (“junk bonds”). The Adviser may use either individual bonds or fixed income ETFs to obtain the desired fixed income allocation and diversification.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money. The Fund is not appropriate for all investors and is not meant to be a complete investment program. Market conditions can cause securities to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Credit Risk. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Fixed-Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Prices of securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

Call and Prepayment Risk. As interest rates decline, the issuers of certain types of fixed income securities may prepay principal earlier than scheduled (or call the security), forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks when the Fund invests in MBSs and ABSs.

Reinvestment Risk. Yield-to-maturity of a bond is calculated on the premise that all future coupon payments will be reinvested at the interest rate in effect when the bond was purchased. As interest rates decline, interest earned may not be able to be reinvested in such a way that they earn the same rate of return as the original bond.

Yield Curve Risk. Yield curve risk is the risk that different bond holdings will not experience the same yield changes. The yield curve encompasses all maturities in the fixed income market, and measures of interest-rate risk assume an equal amount of basis point moves on the yield curve. However, the yield curve does not actually move equally for all maturities.

Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

Foreign Obligations Risk. The Fund may invest in U.S. denominated foreign fixed-income securities. Foreign fixed-income securities may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country. Investments in foreign obligations include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

ETF Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects that the principal investment risks of investing in the underlying ETFs will be similar to the risks of investing in the Fund.

Money Market Fund Risk. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Because the assets providing cash flows to a mortgage-backed security (a “MBS”) are home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of MBS depends, in part, on the likelihood of the borrower making timely payments of principal and interest. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability or willingness to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability or willingness to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; and (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Highest Quarter: 06/30/2020 4.65%

Lowest Quarter: 03/31/2022 (6.12)%

The Fund’s year to date return as of September 30, 2023 was 0.24%.

Average Annual Total Returns (for periods ended 12/31/2022)

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans	One Year	Since Inception (12/13/2019)
Before Taxes	(14.11)%	(2.89)%
After Taxes on Distributions	(14.96)%	(3.84)%
After Taxes on Distributions and Sale of Fund Shares	(8.35)%	(2.53)%
ICE BofA U.S. Broad Market Index(1) (reflects no deduction for fees, expenses, or taxes)	(13.15)%	(2.77)%

(1)	The ICE BofA U.S. Broad Market Index measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-800-851-8845.

General

For important information about portfolio management, buying and selling fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Additional Summary Information” beginning on page 27.

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans

Investment Objective

The Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “Fund”) seeks to outperform, net of fees and expenses, the return of the ICE BofA U.S. Broad Market Index (the “Benchmark”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

The Fund does not impose a charge on purchases or redemptions. However, if your retirement plan has an agreement with a financial intermediary, you may be charged a fee (which may be a commission) by that intermediary.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.02%
Total Annual Fund Operating Expenses	0.02%

1	-The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.
2	-The Adviser pays all of the operating expenses of the Fund except portfolio transaction and other investment-related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles).
3	-Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies. AFFE are paid by the Fund and not the Adviser as they are investment-related costs. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not include any fees paid at the account or plan level. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$2	$6	$11	$26

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund is available only to eligible retirement plans that have entered into an agreement with Fisher Asset Management, LLC (the “Adviser”) to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion. If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of fixed income and fixed income-related securities. The Benchmark tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Securities in the Benchmark generally are investment grade and have at least 18 months to final maturity at issuance. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and other fixed income or fixed income-related securities that either (i) are subject to and meet the Fund’s environmental, social and governance (“ESG”) guidelines at the time of investment (i.e., fixed income securities issued by corporate issuers) or (ii) are not subject to the ESG guidelines because they are issued by non-corporate issuers (e.g., U.S. Government securities). Securities eligible for inclusion in the Fund include but not are not limited to the following:

●	Fixed income securities, including but not limited to:

○	U.S. Government securities
○	Corporate debt securities
○	Agency debentures
○	Mortgage-backed securities (“MBS”)
○	Asset-backed securities (“ABS”)
○	Municipal fixed income securities
○	Money market funds

●	Fixed income linked exchange traded funds (“ETFs”)

●	Convertible bonds, provided that in the event such bonds are converted into common stock or preferred stock, such stock will be held only temporarily.

The Adviser utilizes a top-down fixed income investment process based on the application of proprietary research tools to the analysis of a wide range of economic, political and sentiment drivers to formulate forecasts and develop portfolio themes. The Adviser manages the Fund’s portfolio on an ongoing, forward-looking basis, assessing short- and long-term interest rates, credit spreads and corporate solvency in real time to forecast future trends.

The Adviser considers ESG factors throughout the investment and portfolio construction process ESG factors are among the many drivers considered by the Adviser when developing country, sector and thematic preferences. Governmental influence on public companies, environmental regulation, social policy, market reforms impacting private property, labor, and human rights are among the ESG factors considered when determining country and sector/industry allocations and shaping an initial prospect list of portfolio positions. The Adviser performs fundamental research on prospective investments to identify securities with strategic attributes consistent with the firm’s top-down views and with competitive advantages relative to their defined peer group. The fundamental research process involves reviewing and evaluating a range of ESG factors prior to purchasing a security, seeking to identify securities benefiting from ESG trends and avoid those with underappreciated risks. These factors include, but are not limited to, shareholder concentration, corporate stewardship, environmental opportunities and liabilities, and human or labor rights controversies.

Also, the Fund seeks to narrow the security selection universe by applying comprehensive and robust ESG screens with respect to fixed income securities issued by corporate issuers without compromising the Adviser’s broader market outlook and themes. The Adviser utilizes external third party ESG research and data which may include environmental, human and labor rights, and controversy data. The Adviser uses this information to create business involvement screens to exclude companies with ties to categories such as, but not limited to, cluster munitions or landmines, or those that derive any revenue from nuclear or bio-chemical weapons. Additionally, the Adviser screens companies with significant revenue (generally 5% or greater, though the Adviser may determine in its discretion what it believes is significant depending upon the factor and the company) from adult entertainment, alcohol, weapons or firearms, gambling, genetic engineering and tobacco. Such screens are not applied to bonds and other fixed income and fixed income-related securities that are not issued by corporate issuers.

The Adviser analyzes the Benchmark’s components and assigns expected risk and return. The Adviser then optimizes the fixed income portfolio to its market outlook by adjusting characteristics such as bond type, yield to maturity, credit spreads, duration, credit quality, and time to maturity. There are many types of bonds, and all carry different performance and risk characteristics. Corporate, municipal, sovereign and agency bonds are the most common, and portfolio exposure to each category is dependent on the construction of the Benchmark and the Adviser’s market outlook. The Fund may invest across a range of maturities, duration and quality, including issues with below investment grade ratings (“junk bonds”). The Adviser may use either individual bonds or fixed income ETFs to obtain the desired fixed income allocation and diversification.

Principal Investment Risks

The value of any investment in the Fund will change with market conditions, and investors may lose money. The Fund is not appropriate for all investors and is not meant to be a complete investment program. Market conditions can cause securities to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Credit Risk. Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

ESG Guidelines Risk. Because the Adviser’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not follow the ESG mandate inherent in the strategy. Companies meeting the Fund’s ESG guidelines may be out of favor in particular market cycles and perform less well than the market as a whole.

Fixed-Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Prices of securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

Call and Prepayment Risk. As interest rates decline, the issuers of certain types of fixed income securities may prepay principal earlier than scheduled (or call the security), forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks when the Fund invests in MBSs and ABSs.

Reinvestment Risk. Yield-to-maturity of a bond is calculated on the premise that all future coupon payments will be reinvested at the interest rate in effect when the bond was purchased. As interest rates decline, interest earned may not be able to be reinvested in such a way that they earn the same rate of return as the original bond.

Yield Curve Risk. Yield curve risk is the risk that different bond holdings will not experience the same yield changes. The yield curve encompasses all maturities in the fixed income market, and measures of interest-rate risk assume an equal amount of basis point moves on the yield curve. However, the yield curve does not actually move equally for all maturities.

Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

Foreign Obligations Risk. The Fund may invest in U.S. denominated foreign fixed-income securities. Foreign fixed-income securities may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country. Investments in foreign obligations include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

ETF Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects that the principal investment risks of investing in the underlying ETFs will be similar to the risks of investing in the Fund.

Money Market Fund Risk. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Because the assets providing cash flows to a mortgage-backed security (a “MBS”) are home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of MBS depends, in part, on the likelihood of the borrower making timely payments of principal and interest. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability or willingness to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability or willingness to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; and (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Highest Quarter: 06/30/2020 4.65%

Lowest Quarter: 09/30/2022 (6.10)%

The Fund’s year to date return as of September 30, 2023 was 0.00%.

Average Annual Total Returns (for periods ended 12/31/2022)

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans	One Year	Since Inception (12/13/2019)
Before Taxes	(14.31)%	(3.04)%
After Taxes on Distributions	(15.17)%	(3.99)%
After Taxes on Distributions and Sale of Fund Shares	(8.46)%	(2.65)%
ICE BofA U.S. Broad Market Index(1) (reflects no deduction for fees, expenses, or taxes)	(13.15)%	(2.77)%

(1)	The ICE BofA U.S. Broad Market Index measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-800-851-8845.

General

For important information about portfolio management, buying and selling fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Additional Summary Information” beginning on page 27.

ADDITIONAL SUMMARY INFORMATION

Management

Investment Adviser

Fisher Asset Management, LLC, doing business as Fisher Investments, is the Funds’ investment adviser.

Investment Policy Committee

The Funds are managed by the Adviser’s Investment Policy Committee (“IPC”), which currently consists of the following five members:

IPC Member	Primary Titles with the Adviser	Managed the Fund Since
Kenneth L. Fisher	Executive Chairman, Co-Chief Investment Officer	December, 2019
Jeffery Silk	Vice Chairman & Co-Chief Investment Officer	December, 2019
William Glaser	Executive Vice President Portfolio Management	December, 2019
Aaron Anderson	Senior Vice President of Research	December, 2019
Michael Hanson	Senior Vice President of Research	December, 2019

Purchase and Sale of Fund Shares

For Individuals:

Shares are available only to eligible retirement plans that have entered into an agreement with the Adviser to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. You may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

For Plan Sponsors:

Please contact the Adviser at the below address or phone number for additional information about the Adviser’s Personalized Retirement Outcomes offering and other services provided by the Adviser. Personalized Retirement Outcomes is a Qualified Default Investment Alternative solution that uses the Funds to provide retirement plan participants with personalized asset allocations appropriate for their retirement goals, and other services.

Fisher Asset Management, LLC

6500 International Pkwy, Ste 2050

Plano, Texas 75093

1-800-851-8845

Minimum Initial Investment

No minimum investment applies to participants in employer-sponsored retirement plans.

Minimum Additional Investment

No minimum investment applies to participants in employer-sponsored retirement plans.

Tax Information

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. Distributions may be taxed as ordinary income or capital gains. However, because shares of the Fund are only available through employer sponsored retirement plans, distributions are not currently taxable (but you may be taxed upon withdrawal of your investment from the retirement plan).

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds do not pay broker-dealers or other financial intermediaries.

The Funds are available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Funds do not pay a management fee. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Fisher Investments Institutional Group Stock Fund for Retirement Plans and Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans

Investment Objective

The Fisher Investments Institutional Group Stock Fund for Retirement Plans and the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (the “Funds”) seek to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Markets Index (the “Benchmark”).

Principal Investment Strategies

The Funds are available only to eligible retirement plans that have entered into an agreement with Fisher Asset Management, LLC (the “Adviser”) to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion. If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

The Funds seek to achieve their objective by investing primarily in a portfolio of global equity securities, including securities of emerging market companies. Under normal circumstances, each Fund invests at least 80% of its assets in common stocks. The Funds may also invest in appropriate issuers through depositary receipts including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Benchmark covers approximately 9,000 securities across large-, mid-, and small-cap segments, and across style and sector segments in 50 developed and emerging markets. The Adviser expects that the Funds will be principally invested in large-, mid-, and small-cap stocks consistent with the Adviser’s market outlook.

The Adviser utilizes a top-down investment process based on applying proprietary research tools to the Adviser’s analysis of a wide range of economic, political, and sentiment drivers to formulate forecasts and develop portfolio themes. The Adviser attempts to exploit the structure of global markets and capitalize on style and sector cycles as they come into and out of favor. The buy and sell disciplines are determined by the outputs of the Adviser’s top-down investment process.

Once the Adviser determines portfolio weights for countries, sectors and industries, the Adviser applies a series of risk-factor screens based on the desired style characteristics (e.g., market capitalization and relative valuation) for each category requiring a weight. Securities passing these screens are then subjected to further quantitative analysis to eliminate companies with excessive risk profiles relative to their peer group, companies with excessive leverage or balance sheet risk, and securities lacking sufficient liquidity for investment.

The Adviser applies fundamental research to ascertain particular stocks within a given category expected to accomplish two goals:

●	Finding companies possessing strategic attributes (i.e., competitive and comparative advantages) consistent with higher level themes in the portfolio derived from economic, political and sentiment drivers.

●	Maximizing the likelihood of beating the selected category of stocks. By avoiding stocks likely to be extreme outliers versus the peer group, the Adviser believes it can reduce portfolio risk while adding value at the security selection level.

Based on this analysis, the Adviser selects securities for purchase. The Adviser attempts to manage risk by, among other things, analyzing prospective stocks to assess their correlation to the country and sector in order to maximize the possibility of leveraging top level themes and to identify unintended risk concentrations in the security selection process. The Adviser analyzes the components of portfolio performance from a country, sector and stock factors perspective to confirm that risk and return are derived from intended sources.

With respect to the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Adviser considers ESG factors throughout the investment and portfolio construction process. ESG factors are among the many drivers considered by the Adviser when developing country, sector and thematic preferences. Governmental influence on public companies, environmental regulation, social policy, market reforms impacting private property, labor, and human rights are among the ESG factors considered when determining country and sector/industry allocations and shaping an initial prospect list of portfolio positions. The Adviser performs fundamental research on prospective investments to identify securities with strategic attributes consistent with the firm’s top-down views and with competitive advantages relative to their defined peer group. The fundamental research process involves reviewing and evaluating a range of ESG factors prior to purchasing a security, seeking to identify securities benefiting from ESG trends and avoid those with underappreciated risks. These factors include, but are not limited to, shareholder concentration, corporate stewardship, environmental opportunities and liabilities, and human or labor rights controversies.

Also, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans seeks to narrow the security selection universe by applying comprehensive and robust ESG screens that are applied to issuers of equity securities without compromising the Adviser’s broader market outlook and themes. The Adviser utilizes external third party ESG research and data which may include environmental, human and labor rights, and controversy data. The Adviser uses this information to create business involvement screens to exclude companies with ties to categories such as, but not limited to, cluster munitions or landmines, or those that derive any revenue from nuclear or bio- chemical weapons. Additionally, the Adviser screens companies with significant revenue (generally 5% or greater, though the Adviser may determine in its discretion what it believes is significant depending upon the factor and the company) from adult entertainment, alcohol, weapons or firearms, gambling, genetic engineering and tobacco. Under normal circumstances, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans invests at least 80% of its assets in securities that are subject to and meet the Fund’s ESG guidelines at the time of investment.

Principal Investment Risks

The value of any investment in the Funds (each referred to as a “Fund” below) will change with market conditions, and investors may lose money. The Funds are not appropriate for all investors and are not meant to be a complete investment program. Market conditions can cause securities to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Stock Risk. Because stocks are generally more volatile than fixed-income securities, the risk of losses is often higher for funds holding stocks than for those investing only in fixed-income securities. Stock risk includes the risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the equity securities held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Small- and Mid-Cap Companies Risk. Small and medium-sized companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. Trading in securities of these companies tends to be more costly compared to larger companies. As a result, the Fund could incur a loss even if it sells such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Large-Cap Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Sector Concentration Risk. The Fund may focus a portion of its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. To the extent a Fund focuses its investments in the information technology sector, it may be subject to the following risks: rapidly changing technologies; short life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

Foreign Investing Risk. The Fund may purchase foreign securities (either directly or through ADRs or GDRs). These securities may involve additional risks, including the possibility that political, economic or social instability in the foreign country in which a security is issued might significantly lower its valuation. Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States. Also, changes in the value of foreign currencies versus the U.S. dollar can affect the value of the Fund’s foreign investments. For example, a decline in the value of a foreign currency will reduce the value of foreign investments denominated in that currency. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees, and the Fund makes no guarantee as to payment of principal or interest of any fixed income security. Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, which may reduce the net return to shareholders.

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

Emerging Market Risk. The risks of investing in foreign countries are typically increased in less developed countries (often referred to as “emerging market countries”). Emerging market countries may have less developed markets and legal and regulatory systems and may be more susceptible to economic and political instability than more developed countries. Investments in emerging market countries may be considered speculative.

Currency Risk. If the Fund invests in securities that trade in, or have exposure to, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s exposure to foreign currency-denominated securities may reduce the Fund’s return.

ESG Guidelines Risk. With respect to the ESG Stock Fund, because the Adviser’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not follow the ESG mandate inherent in the strategy. Companies meeting the Fund’s ESG guidelines may be out of favor in particular market cycles and perform less well than the market as a whole.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

FISHER INVESTMENTS INSTITUTIONAL GROUP FIXED INCOME FUND FOR RETIREMENT PLANS AND FISHER INVESTMENTS INSTITUTIONAL GROUP ESG FIXED INCOME FUND FOR RETIREMENT PLANS

Investment Objective

The Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “Funds”) seek to outperform, net of fees and expenses, the return of the ICE BofA U.S. Broad Market Index (the “Benchmark”).

Principal Investment Strategies

The Funds are available only to eligible retirement plans that have entered into an agreement with Fisher Asset Management, LLC (the “Adviser”) to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion. If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

The Funds seek to achieve their objective by investing primarily in a diversified portfolio of fixed income and fixed income-related securities. The Benchmark tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Securities in the Benchmark generally are investment grade and have at least 18 months to final maturity at issuance. Under normal circumstances, each Fund invests at least 80% of its assets in bonds and other fixed income or fixed income-related securities including but not limited to the following:

●	Fixed income securities, including but not limited to:

○	U.S. Government securities
○	Corporate debt securities
○	Agency debentures
○	Mortgage-backed securities (“MBS”)
○	Asset-backed securities (“ABS”)
○	Municipal fixed income securities
○	Money market funds

●	Fixed income linked exchange traded funds (“ETFs”)

●	Convertible bonds, provided that in the event such bonds are converted into common stock or preferred stock, such stock will be held only temporarily.

The Adviser utilizes a top-down fixed income investment process based on the application of capital markets technology (i.e., proprietary research tools) to the analysis of a wide range of economic, political and sentiment drivers to formulate forecasts and develop portfolio themes. The Adviser manages each Fund’s portfolio on an ongoing, forward-looking basis, assessing short- and long-term interest rates, credit spreads and corporate solvency in real time to forecast future trends.

The Adviser analyzes the Benchmark’s components and assigns expected risk and return. The Adviser then optimizes the fixed income portfolio to its market outlook by adjusting characteristics such as bond type, yield to maturity, credit spreads, duration, credit quality, and time to maturity. There are many types of bonds, and all carry different performance and risk characteristics. Corporate, municipal, sovereign and agency bonds are the most common, and portfolio exposure to each category is dependent on the construction of the Benchmark and the Adviser’s market outlook. The Funds may invest across a range of maturities, duration and quality, including issues with below investment grade ratings (“junk bonds”). The Adviser may use either individual bonds or fixed income ETFs to obtain the desired fixed income allocation and diversification.

With respect to the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, the Adviser considers ESG factors throughout the investment and portfolio construction process. ESG factors are among the many drivers considered by the Adviser when developing country, sector and thematic preferences. Governmental influence on public companies, environmental regulation, social policy, market reforms impacting private property, labor, and human rights are among the ESG factors considered when determining country and sector/industry allocations and shaping an initial prospect list of portfolio positions. The Adviser performs fundamental research on prospective investments to identify securities with strategic attributes consistent with the firm’s top-down views and with competitive advantages relative to their defined peer group. The fundamental research process involves reviewing and evaluating a range of ESG factors prior to purchasing a security, seeking to identify securities benefiting from ESG trends and avoid those with underappreciated risks. These factors include, but are not limited to, shareholder concentration, corporate stewardship, environmental opportunities and liabilities, and human or labor rights controversies.

Also, the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans seeks to narrow the security selection universe by applying comprehensive and robust ESG screens with respect to fixed income securities issued by corporate issuers without compromising the Adviser’s broader market outlook and themes. The Adviser utilizes external third party ESG research and data which may include environmental, human and labor rights, and controversy data. The Adviser uses this information to create business involvement screens to exclude companies with ties to categories such as, but not limited to, cluster munitions or landmines, or those that derive any revenue from nuclear or bio-chemical weapons. Additionally, the Adviser screens companies with significant revenue (generally 5% or greater, though the Adviser may determine in its discretion what it believes is significant depending upon the factor and the company) from adult entertainment, alcohol, weapons or firearms, gambling, genetic engineering and tobacco. Under normal circumstances the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans invests at least 80% of its assets in securities that either (i) are subject to and meet the Fund’s ESG guidelines at the time of investment (i.e., fixed income securities issued by corporate issuers) or (ii) are not subject to the Fund’s ESG guidelines because they are issued by non-corporate issuers (e.g., U.S. Government securities).

Principal Investment Risks

The value of any investment in the Funds (each referred to as a “Fund” below) will change with market conditions, and investors may lose money. The Funds are not appropriate for all investors and are not meant to be a complete investment program. Market conditions can cause securities to lose money rapidly and unpredictably.

Management Risk. The success of the Fund’s investment strategy is highly dependent on the correctness of the Adviser’s perception of the risks and opportunities in the markets. To the extent the Adviser’s perceptions are incorrect (or a perception is correct, but the timing of the Fund’s investment to take advantage of the perception is premature), the Fund could incur losses, which may be significant.

General Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Allocation Risk. The Adviser may allocate the Fund’s assets in ways that will not perform as well as the general market.

Fixed-Income Securities Risk. The Fund may purchase investment grade and high yield debt securities. Investment grade securities are those securities that at the time of purchase are rated within the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) (Baa or higher), Standard & Poor’s Corporation (“S&P”) (BBB or higher), (or other nationally recognized securities ratings organizations) or securities that are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Prices of securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

Call or Prepayment and Risk. As interest rates decline, the issuers of certain types of fixed income securities may prepay principal earlier than scheduled (or call the security), forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks when the Fund invests in MBSs and ABSs.

Reinvestment Risk. Yield-to-maturity of a bond is calculated on the premise that all future coupon payments will be reinvested at the interest rate in effect when the bond was purchased. As interest rates decline, interest earned may not be able to be reinvested in such a way that they earn the same rate of return as the original bond.

Yield Curve Risk. Yield curve risk is the risk that different bond holdings will not experience the same yield changes. The yield curve encompasses all maturities in the fixed income market, and measures of interest-rate risk assume an equal amount of basis point moves on the yield curve. However, the yield curve does not actually move equally for all maturities.

Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

Foreign Obligations Risk. The Fund may invest in U.S. denominated foreign fixed-income securities. Foreign fixed-income securities may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country. Investments in foreign obligations include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

ETF Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects that the principal investment risks of investing in the underlying ETFs will be similar to the risks of investing in the Fund. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies or individual ETFs in which the Fund invests. Additional risks of investing in ETFs are described below:

Management Risk. When the Fund invests in ETFs there is a risk that the investment advisers of those ETFs may make investment decisions that are detrimental to the performance of the Fund.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk. Each underlying ETF is subject to specific risks, depending on the nature of that fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Money Market Fund Risk. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities include pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Because the assets providing cash flows to a mortgage-backed security (a “MBS”) are home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of MBS depends, in part, on the likelihood of the borrower making timely payments of principal and interest. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability or willingness to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability or willingness to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; and (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

ESG Guidelines Risk. With respect to the ESG Fixed Income Fund, because the Adviser’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not follow the ESG mandate inherent in the strategy. Companies meeting the Fund’s ESG guidelines may be out of favor in particular market cycles and perform less well than the market as a whole.

Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

CHANGES IN INVESTMENT OBJECTIVE OR POLICIES

The Board may change a Fund’s investment objective and/or its 80% policy without shareholder approval upon 60 days’ written notice to shareholders. The Funds’ other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

In response to adverse market, economic, political or other conditions, the Funds may take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies, such as investing some or all of a Fund’s assets in cash or cash equivalents. A Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause a Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

CYBERSECURITY RISKS

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ABOUT THE ADVISER

Fisher Asset Management, LLC, doing business as Fisher Investments, located at 6500 International Pkwy, Ste 2050, Plano, Texas 75093, is the Funds’ investment adviser. The Adviser supervises and manages the investment portfolios of the Funds, and subject to such policies as the Board may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds’ investment portfolios. As of August 31, 2023, the Adviser managed over $214 billion for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. Kenneth L. Fisher, the founder, Executive Chairman, and Co-Chief Investment Officer of the Adviser, controls the Adviser. The Adviser does not receive a fee from the Funds for its services to the Funds. However, the Funds are only available to eligible retirement plans that have entered into an agreement with the Adviser to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. Retirement plans, plan sponsors and/or plan participants pay a fee to the Adviser for such services.

The Adviser pays all of the operating expenses of the Funds except portfolio transaction and other investment-related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds’ expenses, except those specified above, are paid by the Adviser.

A discussion regarding the basis for the Board’s approval of the Funds’ investment management agreement with the Adviser is available in the Funds’ semi-annual report to shareholders dated February 28, 2023.

Investment Policy Committee (“IPC”)

The Fund is managed by the IPC, which currently consists of the following five members:

IPC Member	Business Experience During the Past Five Years	Years with Adviser’s Business
Kenneth L. Fisher	Executive Chairman (since July 2016), Co-Chief Investment Officer (since June 2012), Chief Executive Officer (1979 – June 2016), and Chief Investment Officer (1979 - May 2012) of the Adviser; majority shareholder and former Chief Executive Officer of Fisher Investments, Inc.; founding member of the IPC; founder of Fisher Investments as a sole proprietorship in 1979, which incorporated as Fisher Investments, Inc. in 1986. In 2005 Fisher Investments, Inc. reorganized as the Adviser, Fisher Asset Management, LLC, doing business as Fisher Investments. At that time, Fisher Investments, Inc. became the holding company of the Adviser.	44
Jeffery Silk	Vice Chairman (since 2005) and Co-Chief Investment Officer (since June 2012) of the Adviser. Member of the IPC (since 1988).	40
William Glaser	Executive Vice President of Portfolio Management (since June 2012), and Research Manager (January 2005 – May 2012) of the Adviser. Member of the IPC (since 2011).	24
Aaron Anderson	Senior Vice President of Research since October 2012, Research Team Leader (June 2012 – September 2012), Research Manager (January 2011 – May 2012), Content Manager (February 2009 – December 2010), Client Services Program Manager (August 2008 – February 2009), and Research Analyst (March 2006 – August 2008) of the Adviser. Member of the IPC (since 2011).	19
Michael Hanson	Senior Vice President of Research (since April 2017), Group Vice President of Research (September 2016 – April 2017), Capital Markets Team Leader (October 2012 – September 2016), and Securities Research Team Leader (January 2010 – October 2012) of the Adviser. Member of the IPC (since 2017).	21

The Funds’ Statement of Additional Information provides additional information about each IPC member’s compensation, other accounts managed by each IPC member and each IPC member’s ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s NAV per share. A Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. A Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

A Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. When pricing securities using its fair valuation policies and procedures, the Valuation Designee seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security. A Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Valuation Designee at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Valuation Designee’s fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the Funds’ portfolio, to the extent necessary, as soon as market prices become available.

HOW TO PURCHASE AND REDEEM SHARES

The Funds do not impose a charge on purchases or redemptions. However, if your retirement plan has an agreement with a financial intermediary, you may be charged a fee (which may be a commission) by that intermediary.

How to Purchase Shares

The Funds are available only to eligible retirement plans that have entered into an agreement with the Adviser to receive managed account services through the Adviser’s Personalized Retirement Outcomes offering or other services provided by the Adviser. If you do not qualify to be an investor and an account was established for you despite the fact that you do not qualify, your account may be liquidated at the Adviser’s discretion.

If you are an individual, you may buy or sell shares only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly.

If you are a plan sponsor, please contact the Adviser at the below address or phone number for additional information.

Fisher Asset Management, LLC

6500 International Pkwy, Ste 2050

Plano, Texas 75093

1-800-851-8845

The Funds have authorized certain financial intermediaries to accept on their behalf purchase and sell orders from eligible retirement plans. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Funds’ transfer agent.

How to Redeem Shares

You may redeem shares of a Fund only as permitted by your retirement plan. Please refer to your plan materials or contact your plan sponsor directly. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. If your plan permits redemptions by wire, a wire transfer fee of up to $15 may be charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Funds encourage, to the extent possible, advance notification of large redemptions. The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Funds will normally pay your redemption proceeds to you in cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. If an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If your shares are redeemed through a broker-dealer or other institution, you may be charged a fee by that institution.

Your request for redemption must be received in good order. Please refer to your plan materials or contact your plan sponsor directly to determine what is required for the request to be in good order. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. A Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. A Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please contact your plan sponsor if you have questions. At the discretion of a Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

Additional Information

If you are not certain of the requirements for redemption, please contact your plan sponsor. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

All shares of the Funds are also subject to involuntary redemption if the Board determines to liquidate a Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation.

POLICY ON MARKET TIMING

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where a Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Funds.

Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, performs automated monitoring of short-term trading activity with respect to the Funds. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of a Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Funds’ policies is provided to the Board.

There is no guarantee that the Funds will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Funds through financial intermediaries that hold omnibus accounts with the Funds. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Funds are not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Funds will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Funds’ ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in a Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

DIVIDENDS AND DISTRIBUTIONS

Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains at least annually. These distributions, if any, are automatically reinvested in the Funds. Each Fund expects that its distributions, if any, will consist primarily of net realized capital gains.

TAXES

Net investment income distributed by the Funds generally will consist of interest income, if any, and dividends received on investments, less expenses. Because shares of the Funds are only through employer sponsored retirement plans, distributions are not currently taxable (but you may be taxed upon withdrawal of your investment from the retirement plan).

Each Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year, and may make additional distributions as it deems desirable at any other time during a particular year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital up to the investor’s adjusted basis in the Fund. Distributions exceeding income and gains, and the investor’s adjusted basis, may be taxed as capital gains. Investors should consult their tax advisers on the taxability of distributions.

Any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single share. The total returns in the tables represent the rates that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2023, which is available upon request and without charge.

FISHER INVESTMENTS INSTITUTIONAL GROUP

STOCK FUND FOR RETIREMENT PLANS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.57	$15.11	$11.58	$10.00
Investment operations:
Net investment income	0.19	0.18	0.17	0.10
Net realized and unrealized gain (loss)	2.73	(3.55)	3.51	1.48
Total from investment operations	2.92	(3.37)	3.68	1.58
Less distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.15)	-
Net realized gains	(0.03)	-	-	-
Total distributions	(0.21)	(0.17)	(0.15)	-
Net asset value, end of period	$14.28	$11.57	$15.11	$11.58
Total Return(b)	25.75%	(22.55)%	32.06%	15.80	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$223	$178	$229	$174
Ratio of net investment income to average net assets	1.56%	1.37%	1.27%	1.44	%(d)
Portfolio turnover rate	25%	11%	1%	12	%(c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.56	$14.98	$11.58	$10.00
Investment operations:
Net investment income	0.20	0.19	0.16	0.12
Net realized and unrealized gain (loss)	2.91	(3.45)	3.40	1.46
Total from investment operations	3.11	(3.26)	3.56	1.58
Less distributions to shareholders from:
Net investment income	(0.19)	(0.16)	(0.16)	-
Total distributions	(0.19)	(0.16)	(0.16)	-
Net asset value, end of period	$14.48	$11.56	$14.98	$11.58
Total Return(b)	27.34%	(22.03)%	31.07%	15.80	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$226	$177	$228	$174
Ratio of net investment income to average net assets	1.56%	1.37%	1.23%	1.64	%(d)
Portfolio turnover rate	30%	10%	1%	15	%(c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.97	$10.44	$10.53	$10.00
Investment operations:
Net investment income	0.28	0.18	0.21	0.18
Net realized and unrealized gain (loss)	(0.34)	(1.47)	0.04	0.35
Total from investment operations	(0.06)	(1.29)	0.25	0.53
Less distributions to shareholders from:
Net investment income	(0.21)	(0.18)	(0.27)	-
Net realized gains	-	- (b)	(0.07)	-
Total distributions	(0.21)	(0.18)	(0.34)	-
Net asset value, end of period	$8.70	$8.97	$10.44	$10.53
Total Return(c)	(0.60)%	(12.54)%	2.38%	5.30	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,812	$2,828	$3,236	$3,160
Ratio of net investment income to average net assets	3.30%	1.89%	2.00%	2.51	%(e)
Portfolio turnover rate	14%	32%	46%	0	%(d)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.92	$10.41	$10.54	$10.00
Investment operations:
Net investment income	0.29	0.18	0.21	0.18
Net realized and unrealized gain (loss)	(0.35)	(1.50)	- (b)	0.36
Total from investment operations	(0.06)	(1.32)	0.21	0.54
Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.27)	-
Net realized gains	-	- (b)	(0.07)	-
Total distributions	(0.22)	(0.17)	(0.34)	-
Net asset value, end of period	$8.64	$8.92	$10.41	$10.54
Total Return(c)	(0.69)%	(12.85)%	2.02%	5.40	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,792	$2,812	$3,227	$3,162
Ratio of net investment income to average net assets	3.31%	1.88%	1.99%	2.46	%(e)
Portfolio turnover rate	14%	33%	46%	0	%(d)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds’ annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting your plan sponsor or by visiting your plan sponsor’s retirement plan website.

Information about the Funds (including the SAI and other reports) is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Unified Series Trust SEC Investment Company Act file number is 811-21237.)

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Fisher Investments Institutional Group Stock Fund for Retirement Plans (QDISX)

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (QDVSX)

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (QDIBX)

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (QDVBX)

Each a series of

Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2023

This Statement of Additional Information (“SAI”) provides general information about the Fisher Investments Institutional Group Fund Family (each, a “Fund”, collectively, the “Funds”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ current prospectus (the “Prospectus”). This SAI incorporates by reference the Funds’ annual report to shareholders for the fiscal year ended August 31, 2023 (the “Annual Report”). To obtain a free copy of the Funds’ Prospectus or Annual Report, please contact your plan sponsor. Capitalized terms used but not defined in this SAI have the same meanings as in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds, the Adviser or the distributor of the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUNDS	1
ADDITIONAL INVESTMENT INFORMATION	2
CALCULATION OF PORTFOLIO TURNOVER RATE	16
LIQUIDITY RISK MANAGEMENT PROGRAM	16
INVESTMENT RESTRICTIONS	16
PORTFOLIO DISCLOSURE	18
TRUSTEES AND OFFICERS	18
ANTI-MONEY LAUNDERING PROGRAM	26
PROXY VOTING GUIDELINES	26
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	26
SERVICES PROVIDED TO THE FUNDS	27
INVESTMENT POLICY COMMITTEE	28
DISTRIBUTION OF SHARES	29
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
TAXES	30
DETERMINATION OF NET ASSET VALUE	33
OTHER INFORMATION	34
FINANCIAL STATEMENTS	35
APPENDIX A	A-1

DESCRIPTION OF THE TRUST AND THE FUNDS

The Funds were organized as diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are several of a series of funds currently authorized by the Board. The investment adviser to the Funds is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The Funds commenced operation on December 13, 2019.

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”), for the account of shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series (or by the Adviser to the extent an operating expense limitation agreement applies or to the extent the Adviser voluntarily or contractually pays the expenses). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Board determines to liquidate the Fund. A Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of a Fund, see “How to Purchase and Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of a Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

The Funds may authorize one or more financial intermediaries to receive on its behalf purchase and redemption orders. Such financial intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized intermediary and accepted by the Fund.

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The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

ADDITIONAL INVESTMENT INFORMATION

This section contains additional information regarding some of the investments the Funds (each referred to as a “Fund” below) may make and some of the associated risks. The investments and risks described below are categorized by the type of Fund to which they primarily apply. However, each of the four Funds may make any of the investments described below. You should read all risks as each risk may apply to any Fund.

Investments and Risks that Apply Primarily to Stock Funds

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Exchange-Traded Funds. The Fund may invest in exchange-traded funds (“ETFs”). ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects that the principal investment risks of investing in the underlying ETFs will be similar to the risks of investing in the Fund.

ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies or individual ETFs in which the Fund invests. Additional risks of investing in ETFs are described below:

Management Risk. When the Fund invests in ETFs there is a risk that the investment advisers of those ETFs may make investment decisions that are detrimental to the performance of the Fund.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the

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underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk. Each underlying ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investments and Risks that Apply Primarily to Fixed Income Funds

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Fixed Income Securities. The Fund may purchase investment grade and high yield “junk” debt instruments. Investment grade securities are those securities that, at the time of purchase, are rated within the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) (Baa or higher), Standard & Poor’s Corporation (“S&P”) (BBB or higher), or other nationally recognized securities rating organizations, or securities that are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.

Lower quality high yield “junk” debt instruments are those rated BBB or lower than BBB by Standard & Poor’s Corporation (“S&P”), or Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market.

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Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

Mortgage-Related and Other Asset-Backed Securities. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage pre-payments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”) issued by private companies.

The Fund may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and CMOs, which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), including GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”), including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the discretionary authority of the U.S. Treasury to provide certain credit support. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), including FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCS”), are not guaranteed and do not constitute debt or obligation of the United States or any Federal Home Loan Bank. FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, and is owned entirely by Federal Home Loan Banks. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit

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card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a security, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

United States Government Obligations. The Fund may invest in U.S. Treasury securities that differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (e.g., Ginnie Mae Certificates); (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality (such as those issued by Fannie Mae); and (d) only the credit of the agency or instrumentality itself (such as those issued by the Student Loan Marketing Association). While the U.S. government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so because it is not so obligated.

Beginning on September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the Federal Home Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA controls and oversees these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to continue to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

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Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody’s, and other rating agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities. The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original issue discount (or deemed discount) on such securities accruing that year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Investments and Risks that Apply to All Funds

Cash Equivalents. The Fund may invest directly in cash and high-quality short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically. Various short-term fixed-income securities that the Fund invests in for cash management purposes are described below:

1.	Repurchase Agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Adviser. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to the Fund’s limit on illiquid investments. When the Fund enters into a repurchase agreement it may lose money if the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. The Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

2.	Bank Obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations are subject to credit risk, market risk and liquidity risk. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks include the risk that a sovereign country might prevent capital, in the form
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of dollars, from freely flowing across its borders; the risk of imposition of foreign withholding taxes, and the risk of expropriation or nationalization of foreign issuers.

3.	Commercial Paper. Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

4.	Investment Company Securities. (See “Investment Companies” Below). The Fund may invest in other investment companies such as money market funds and short-term bond funds.

Derivative Instruments. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as “underlying assets”) or indices. The Fund may invest in derivative instruments directly or through the underlying funds in which the Fund invests.

Although there are many types of derivative instruments, the Fund will typically invest in option or swap instruments, both of which are more fully described below. Derivative instruments are generally subject to the following risks:

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down.

Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.

Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged.

Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value.

Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative instrument.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may

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be limited by certain tax considerations. The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodities Exchange Act of 1936, as amended (the “CEA”), in respect of the Fund under CFTC Rule 4.5. Under this exclusion, futures contracts, options on futures contracts and swaps may be used in the Fund only for bona fide hedging purposes or within the de minimis limitations of Rule 4.5. Accordingly, the Adviser is not required to register or be regulated as a “commodity pool operator” with respect to the Fund. Should the Adviser wish to use futures contracts, options on futures contracts and swaps beyond the limitations of Rule 4.5, the Adviser would be subject to registration and regulation as a “commodity pool operator.”

In addition, the Adviser on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the CEA, and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

1.       Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an

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identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may also engage in swaptions, which are options to enter into swaps.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

2.       “Swap” Derivative Transactions. The Fund may enter into interest rate, credit default, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with its investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund may also engage in swaptions, which are options to enter into a swap transaction. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments

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to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, such Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered illiquid. Moreover, to the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (“IRC”) may limit the Fund’s ability to use swap agreements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which was enacted in 2010 in response to volatility in the financial markets, sets forth requirements for certain OTC derivatives, including swaps. Under Dodd-Frank regulations, certain swap transactions in which the Fund may engage must be executed through swap execution facilities or registered exchanges, cleared through regulated clearinghouses and publicly reported. Furthermore, many swap participants are subject to additional regulations including certain minimum capital and margin requirements.

3.       Futures Contracts and Options on Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

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To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no

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trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Emerging Market Obligations and Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation risk. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Obligations and Securities. The Fund may invest in foreign company stocks and fixed-income securities. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and

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regulatory changes within that country.

Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Investments in currency forward contracts (“forward contracts”) may be made to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers.

Investment in foreign securities may also be made through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, such information may not correlate to the market value of the unsponsored ADR. GDRs are receipts issued by either a U.S. or non-U.S. banking institutions that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities that are exempt from registration or issued in transactions exempt from registration (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), or that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has

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retained oversight and ultimate responsibility for such determinations. Certain securities are deemed illiquid by the SEC including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Fund’s limitation on illiquid investments.

Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

If through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid assets, including restricted securities that are not readily marketable, the Fund will take appropriate steps pursuant to the Trust’s liquidity risk management program to reduce the percentage of such securities to 15% or less of the value of its net assets. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Investment Companies. The Fund may invest its assets in shares of other investment companies, including other mutual funds, money market funds, exchange-traded funds (“ETFs”) and closed-end funds that invest in securities consistent with the strategies of the Fund. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and consistent with its investment restrictions herein. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%.

The above restrictions might not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under the Rules and Regulations of the 1940 Act.

The 1940 Act generally restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. As a result, the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. At certain times, an underlying fund may limit the Fund’s ability to sell its shares of the underlying fund. In these cases, such investments will be considered illiquid.

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If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the management and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each investment company in which it invests.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are typically unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index (less applicable fees). ETNs combine both aspects of bonds and ETFs. An ETN’s returns is typically based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN’s shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, because ETNs are generally intended to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Warrants. The Fund may purchase warrants and similar rights, which are privileges issued by a corporation enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no

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movement in the level of the underlying security. No Fund will invest more than 5% of its net assets, taken at market value, in warrants. Warrants attached to other securities acquired by the Fund are not subject to this restriction.

CALCULATION OF PORTFOLIO TURNOVER RATE

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for each Fund will generally not exceed 100%. However, this should not be considered as a limiting factor. The turnover rates for each Fund for the fiscal years ended August 31, 2022 and August 31, 2023 were as follows:

Fund	2022 Turnover Rate	2023 Turnover Rate
Stock Fund	11%	25%
ESG Stock Fund	10%	30%
Fixed Income Fund	32%	14%
ESG Fixed Income Fund	33%	14%

LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is designed to reasonably assess and manage the liquidity risk of each individual series of the Trust, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report.

INVESTMENT RESTRICTIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental, (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.       Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset

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coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.       Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Funds will not invest 25% or more of its total assets in a particular industry, as determined at the time the investment is made. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.       Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for

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indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.       Borrowing. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

PORTFOLIO DISCLOSURE

The Funds’ Trustees have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies generally prohibit the disclosure of information about the Funds’ portfolios to third parties prior to the day after the information is posted to a public website which may be the SEC’s website. As described below, the policies allow for disclosure of non-public portfolio information to third parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about a Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties.

The Funds release non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Funds. These service providers include the Funds’ Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Funds also periodically disclose portfolio holdings information on a confidential basis to other parties that provide services to the Funds, such as the Funds’ auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Funds’ auditors within days after the end of the Funds’ fiscal year in connection with the Funds’ annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how a Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about a Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep a Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the

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Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee and Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 - present). Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary Global Trust Company (GTC). NRS is a transfer agent and fund administrator; GTC is a non-depository trust company sponsoring private investment products (2021- present); Chairman Board of Crispus Attucks Fund (2020– present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 – June 2023).

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001 – present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

* The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. ** As of the date of this SAI, the Trust consists of, and each Trustee oversees, 29 series.

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The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired. Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023); Interested Trustee of Ultimus Managers Trust (January 2021 – April 2023).

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Compliance Officer of Ultimus Fund Solutions, LLC (2019 – present). Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Stacey A. Havens (1965) Vice President, August 2023 to present; Relationship Manager, November 2009 to August 2023	Current: Vice President, Relationship Management for Ultimus Fund Solutions, LLC (2015 – present).
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC (2016 – present).
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2021 - present) Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).
Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Assistant Vice President, Financial Administration, Ultimus Fund Solutions, LLC (2016 – present).
* The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

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In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Board. He served as Chair of the Audit Committee and the Governance & Nominating Committee of the Board from May 2020 to May 2022. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chair of the Governance & Nominating Committee of the Board. He served as Chair of the Board from January 2017 to May 2022. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment products. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a Trustee, President (since 2023) and member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a Member, Dean’s Advisory Board, Boston University School of Theology and a Director, Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. Mr. Grant has been a Trustee and Chairman of the Board of Peak Income Plus Fund since May 2022. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Freddie Jacobs Jr. - Mr. Jacobs has been a Trustee of the Trust since September of 2022, and currently serves as the Chief Operating Officer and Chief Risk Officer for Northeast Retirement Systems, LLC (NRS) and its subsidiary Global Trust Company (GTC). As Chief Operating Officer, Mr. Jacobs, is responsible for the company’s Operational Services and Technology team. As Chief Risk Officer, Mr. Jacobs is responsible for the company’s overall compliance, risk and fund accounting and finance functions. He has over 25 years of experience in the mutual fund industry. Mr. Jacobs served as a Trustee and Member of the Finance Committee for Buckingham Browne & Nichols from 2017 to June 2023. He is Chairman of the board for the Crispus Attucks Fund. Mr. Jacobs has been a Director of Sportsmen’s Tennis and Education Center since 2019. Prior to joining NRS in 2013 Mr. Jacobs spent two years at JP Morgan where he was responsible for the 40' Act Compliance Reporting Services Team and four years with State Street Bank as a Risk Manager for Investor Services. Prior to State Street's acquisition of Investors Bank and Trust (IBT) Mr. Jacobs was the Director of Operational Risk and Compliance for Mutual Fund Administration at IBT. Mr. Jacobs began his career as an auditor at Arthur Andersen and later worked at U.S. Bancorp Fund Services as an AVP in Fund Administration. Mr. Jacobs graduated from Hampton University with a Bachelor's degree in Accounting. He is a Certified Public Accountant licensed in Wisconsin.

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Catharine Barrow McGauley - Ms. McGauley has been an Independent Trustee of the Trust since September of 2022 and currently serves as Chair of the Pricing & Liquidity Committee of the Board. She has over 20 years of financial services industry experience which includes institutional and individual portfolio management, securities research, and risk management. She currently serves as lead portfolio manager for Atlantic Charter Insurance (ACI), one of Massachusetts’ leading workers’ compensation insurers. Ms. McGauley also currently serves as an investment adviser for a family office and senior analyst/advisor for a large real estate company in Boston and related family. Prior to joining ACI in 2010, Ms. McGauley spent two years as an investment advisor at JP Morgan where she managed over $100 million of investments for high net worth clients. She also spent four years as a portfolio manager with Wilmington Trust/Bigham Legg Advisors where she was a voting member of the firm’s investment committee whose responsibility was to determine the core strategic and tactical allocation of assets in client accounts. In addition, she is an active investment committee member for several charities.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Audit Committee of the Board. He also has served as trustee of three other registered investment companies. From 1989 to 2021, he was a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler is a Director of Mountain Valley Insurance Company, a Member of the Executive Board of The Lexington Chamber of Commerce, and a Member of the Board of the Hartland Executive Home Owners’ Association, and a Member of the Advisory Board for the Baldwin-Wallace University School of Business. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace University and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Mr. Carson was a Trustee of Ultimus Managers Trust from January 2021 to April 2023. From 2013 to April 2023, Mr. Carson was a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013. Mr. Carson has been a Trustee of Peak Income Plus Fund since May 2022. Mr. Carson has been a Trustee of Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund since November 2022.

Independent Trustees Messrs. Condon and Tritschler each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Mr. Grant has experience conducting due diligence on and evaluating investment advisers as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that he is qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Mr. Jacobs’ experience in the mutual funds industry, including his current role as chief risk officer Northeast Retirement Systems, LLC, and Ms. McGauley’s experience in the financial industry in various portfolio management and risk management roles, provide them with the ability to review advisers’ risk management programs and other investment related risks. Mr. Carson’s previous experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

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RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

•	The Audit Committee currently consists of Messrs. Condon, Jacobs and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2023.

•	The Pricing & Liquidity Committee is responsible for reviewing fair valuation determinations and approving those for any series of the Trust that does not have a Valuation Designee. The Pricing & Liquidity Committee currently consists of Messrs. Carson and Grant, and Ms. McGauley, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing or approving a fair value. In addition to any meetings to review or approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended August 31, 2023.

•	The Governance & Nominating Committee consists of all of the Independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from shareholders. The Committee met four times during the fiscal year ended August 31, 2023.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly, and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust Northern Lights Compliance Services, LLC to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.
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The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns and restrictions related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting will be ratified at the next in-person meeting, as required by the SEC’s relief. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken via video conference pursuant to exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. At the Trustees in-person meeting in May 2022, they again ratified prior actions taken via video conference pursuant to exemptive relief. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2022.

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Trustee	Dollar Range of the Funds’ Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
David R. Carson	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$100,001 - $500,000
Freddie Jacobs, Jr.	None	None
Catharine B. McGauley	None	$10,001 - $50,000
Ronald C. Tritschler	None	None

* As of the date of this SAI, the Trust consists of 29 series.

In calendar year 2024, each Independent Trustee of the Trust will receive annual compensation of $3,085 per fund from the Trust, except that the Chair of the Audit Committee, the Chair of the Governance & Nominating Committee, and the Chair of the Pricing & Liquidity Committee will each receive annual compensation of $3,560 per fund from the Trust, and the Independent Chair of the Board will receive $3,760 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings.

Set forth below is the compensation paid during the last fiscal year to the Trustees by the Adviser to the Funds on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and Trustees’ and officers’ fee and expenses are Trust expenses which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable. The Adviser has agreed to pay the Funds’ share of such expenses. The Fund does not compensate its officers.

Name and Position[1]	Aggregate Compensation Allocated to Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[2]
Daniel J. Condon, Independent Trustee and Chairman	$ 3,295	$ 0	$ 0	$ 102,351
of the Board
Kenneth G.Y. Grant, Independent Trustee and	$ 3,110	$ 0	$ 0	$ 97,921
Chairman of the Governance & Nominating
Committee
Catharine B. McGauley, Independent Trustee and	$ 3,006	$ 0	$ 0	$ 93,839
Chairman of the Pricing & Liquidity Committee
Ronald C. Tritschler, Independent Trustee and	$ 3,110	$ 0	$ 0	$ 97,421
Chairman of the Audit Committee
Freddie Jacobs, Jr., Independent Trustee	$ 2,694	$ 0	$ 0	$ 83,892
David R. Carson, Interested Trustee	$ 0	$ 0	$ 0	$ 0
Gary E. Hippenstiel, Retired Independent Trustee[3]	$ 762	$ 0	$ 0	$ 22,475
Stephen A. Little, Retired Independent Trustee[3]	$ 658	$ 0	$ 0	$ 19,392

1    Position is current position. Trustees may have served in different chairman capacities during the last fiscal year.

2    As of the date of this SAI, the Trust consists of 29 series.

3    Mr. Hippenstiel and Mr. Little retired effective November 15, 2022.

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ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Transfer Agent, subject to oversight by the Trust’s CCO and, ultimately, by the Board. Because shares of the Funds are available only through employer sponsored retirement programs, your employer will verify your identity.

PROXY VOTING GUIDELINES

The Adviser provides a voice on behalf of shareholders of the Funds. The Adviser views the proxy voting process as an integral part of the relationship with the Funds. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate their authority to vote proxies to the Adviser, subject to the supervision of the Board. The Fund’s proxy voting policies are summarized below.

Policies of the Funds’ Investment Adviser. It is the Adviser’s policy to vote all proxies received by the Funds in a timely manner. The Adviser contracts with a third-party vendor, Institutional Shareholder Services (ISS), to vote eligible proxies on behalf of the Fund. The Adviser continually monitors the voting process to ensure that all eligible ballots are voted, has access to future, present and past voting details, and monitors and validates the proxy voting process. The Adviser’s proxy Committee meets regularly to review proxy voting statistics and any changes in procedure or policy.

With respect to the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, the Adviser votes proxies according to environmental resolution guidelines, as developed and maintained by Institutional Shareholder Services (ISS), and/or the Adviser’s ESG proxy voting guidelines.

Conflicts of Interest. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and a Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

More Information. The Trust is required to file Form N-PX annually, which lists the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30. The Funds’ proxy voting record is available, without charge by accessing the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policy or the terms of the agreement with the Adviser.

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As of November 30, 2023, the Adviser owned 100% of each Fund. As a result, the Adviser may be deemed to control each Fund.

As of the date of this SAI, the Trustees and officers of the Trust as a group owned no shares of the Funds.

SERVICES PROVIDED TO THE FUNDS

Investment Adviser. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The Adviser is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Ken Fisher is the founder, Executive Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser.

Advisory Services for the Fund. Pursuant to the Investment Management Agreement entered into between the Trust on behalf of the Funds and the Adviser (the “Investment Management Agreement”), the Adviser determines the composition of each Fund’s portfolio, the nature and timing of the changes to each Fund’s portfolio, and the manner of implementing such changes (“Management Services”). Included as part of these Management Services the Adviser also (a) provides the Funds with investment advice, research and related services for the investment of its assets, subject to such directions as it may receive from the Board; (b) pays all expenses incurred in performing its investment advisory duties under the Investment Management Agreement; and (c) furnishes the Funds with office space and certain administrative services. The services of the Adviser or any affiliate thereof are not deemed to be exclusive and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities.

The Investment Management Agreement had an initial term of two years from the Funds’ commencement of operations and thereafter is required to be approved annually by the Board or by vote of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was initially approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party on November 12, 2018. The Investment Management Agreement is terminable with respect to the Fund without penalty on 60 days’ written notice by the Trustees, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser, and will terminate automatically if it is assigned (as defined in the 1940 Act).

The Adviser pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds’ expenses, except those specified above, are paid by the Adviser.

A discussion regarding the basis for the Board’s renewal of the Investment Management Agreement with the Adviser is available in the Funds’ semi-annual report to shareholders dated February 28, 2023.

The Investment Management Agreement provides that the Adviser shall not be liable to the Funds or their shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

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The Funds are available only to eligible retirement plans that have entered into an agreement with the Adviser to receive managed account services through the Adviser’s Personalized Retirement outcomes offering or other services provided by the Adviser. For its services, the Adviser receives a fee from employer sponsored retirement plans, plan sponsors, and/or plan participants. The Adviser does not receive a management fee from the Funds.

Custodian. U.S. Bank, located at 425 Walnut Street, Cincinnati, Ohio 45202, (the “Custodian”). is the custodian of the Funds’ investments. The Custodian acts as the Funds’ depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Fund Services. Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the Distributor. Certain officers of the Trust are employees of Ultimus and such persons are not paid by the Funds for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Funds with fund accounting services, which include certain monthly reports, record keeping and other management-related services. Ultimus also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners, LLC provided a Chief Compliance Officer to the Trust.

Because the Adviser pays the operating expenses of the Funds, neither Ultimus nor NLCS receives any fees from the Funds for its services.

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd. (“Cohen”), located at 151 N. Franklin Street, Suite 575, Chicago, Illinois 60606 has been selected as Independent Registered Public Accounting Firm for the Funds for the fiscal year ending August 31, 2024. Cohen will perform an annual audit of the Funds’ financial statements and will provide financial, tax and accounting services, as requested, in accordance with applicable law and regulations

INVESTMENT POLICY COMMITTEE

As described in the Funds’ Prospectus, the Funds’ investments are managed by the Adviser’s Investment Policy Committee (“IPC”), which currently consists of Kenneth L. Fisher, Jeffery Silk, William Glaser, Aaron Anderson, and Michael Hanson. No one IPC member is primarily responsible for making investment recommendations for the Funds.

Other Accounts Managed By IPC Members. As of August 31, 2023, the IPC members were responsible for the day-to-day management of other accounts, as indicated by the following table. The information in the table represents the total number of accounts other than the Funds managed by the IPC Members.

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Category of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (USDMM)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (USDMM)
Registered Investment Companies	4	$0.66	0	$0
Other Pooled Investment Vehicles[1]	43	$14,319.29	0	$0
Other Accounts (Separately Managed Accounts)	287,576	$199,098.43	6	$1,253.50

1Represents all pooled investment vehicles managed by Fisher Investments. There are 137 total individual accounts within pooled investment vehicles managed by Fisher Investments.

The Adviser feels there are no material conflicts that would necessarily arise in connection with IPC members’ management of the Funds’ investments and their management of the investments of the other accounts listed in the above table. The Adviser actively seeks to avoid situations involving potential conflicts of interest by closely monitoring business practices and reminding employees of their fiduciary responsibilities both when they join the firm and through annual compliance training.

As of the date of this SAI, no IPC member owned shares of the Funds. However, Kenneth L. Fisher, as a control person of the Adviser, may be deemed to own and control 100% of the Fund.

Compensation. Mr. Fisher receives no compensation, including salary, bonuses, or deferred compensation, from the Funds for his service as a member of the IPC. However, he does receive compensation for his positions with the Adviser.

The compensation of each member of the IPC, other than Mr. Fisher, includes a fixed base salary paid by the Adviser. Base salaries vary based on responsibilities and years of service at the Adviser. Each member of the IPC also receives a discretionary bonus from the Adviser, the amount of which is not dependent upon the performance of the Funds, and may participate in the Adviser’s 401(k) retirement plan.

In addition, from time to time, IPC members may be granted options of Fisher Investments, Inc., the parent of the Adviser. Receipt of such options is not dependent upon performance of the Funds.

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”) is the exclusive agent for distribution of shares of the Funds. An officer of the Trust is also an officer of the Distributor. As a result, such person may be deemed to be an affiliate of the Distributor.

The Distributor is obligated to sell the shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis subject to eligibility requirements.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is primarily responsible for arranging the execution of the Funds’ portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain best execution for the Funds, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the brokerage firm involved and the brokerage firm’s risk in positioning a block

29

of securities. While the Adviser generally seeks reasonable competitive commission rates, the Funds will not necessarily always receive the lowest commission available.

The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Funds. The term “research, market and statistical information” includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information may be used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to the Funds. During the fiscal year ended August 31, 2023, there were no brokerage transactions directed to brokers on the basis of research services provided by such brokers to the Funds.

A portion of the securities in which the Funds may invest are traded in the over-the-counter markets, and the Funds intend to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with the Funds are prohibited from dealing with the Funds as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the SEC. The 1940 Act restricts transactions involving the Funds and its “affiliates,” including, among others, the Trust’s Trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of the Funds are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

The Adviser advises accounts other than the Funds, and the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large volume transactions may produce better executions and prices.

The following table presents information about the brokerage commissions paid by the Funds to brokers during the fiscal years shown:

Fiscal Year Ended August 31	Stock Fund for Retirement Plans	ESG Stock Fund for Retirement Plans	Fixed Income Fund for Retirement Plans	ESG Fixed Income Fund for Retirement Plans

2021	$ 3	$ 3	$ 286	$ 150
2022	$ 9	$ 6	$ 61	$ 428
2023	$ 15	$ 17	$ 30	$ 201

TAXES

General. Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs

30

from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Each Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, a Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because a Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from a Fund’s cash, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of capital gains and losses that a Fund realizes in connection with the hedge. Each Fund’s income from derivative instruments, if any, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions and any dividends received from any REIT in which the Fund invests) that does not exceed the aggregate dividends it receives from U.S. corporations

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will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the appropriate Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. As of August 31, 2023, the Fixed Income Fund had accumulated short-term capital loss carryforwards of $308 and long-term capital loss carryforwards of $116,402, not subject to expiration. The ESG Fixed Income Fund had accumulated short-term capital loss carryforwards of $315 and long-term capital loss carryforwards of $123,310, not subject to expiration.

At August 31, 2023, the Stock Fund utilized short-term capital loss carryforwards of $760 and long-term capital loss carryforwards of $824. The ESG Stock Fund utilized short-term capital loss carryforwards of $1,596 and long-term capital loss carryforwards of $718.

Certain capital losses and specified gains realized after October 31st, and net investment losses realized after December 31st may be deferred and treated as occurring on the first business day of the Fund’s following taxable year.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund’s portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s income from sources within, and taxes paid to, foreign countries if it makes this election.

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Passive Foreign Investment Companies. If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. A Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations. Because it is not always possible to identify a foreign issuer as a passive foreign investment company in advance of making the investment, a Fund may incur the tax in some instances.

Non-U.S. Shareholders. Distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is “effectively connected with the conduct of a U.S. trade or business” and the foreign shareholder provides the Fund with the certification required by the IRS to that effect, in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain to a foreign shareholder generally are not subject to withholding.

The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders and is based on current provisions of the Code and applicable Treasury Regulations, which are subject to change (possibly on a retroactive basis). Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Funds.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of a Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. A Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

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Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair value.

OTHER INFORMATION

Redemption-in-kind. It is possible that conditions may exist in the future which would, in the opinion of the Board, make it undesirable for a Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same

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value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

FINANCIAL STATEMENTS

The financial statements of the Funds and the report of the Independent Registered Public Accounting Firm required to be included in the SAI are hereby incorporated by reference to the Funds’ Annual Report to Shareholders for the year ended August 31, 2023 (File No. 811-21237). You may obtain a copy of the Annual Report without charge by contacting your plan sponsor or by visiting your plan sponsor’s retirement plan website.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Fund may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Fund may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is “F-1.” Fitch employs two designations, “F-1+” and “F-1,” within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Fund may invest:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson

A-1

BankWatch in which the Fund may invest:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

Standard & Poor’s Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.       Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.       Nature of and provisions of the obligation.

3.       Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-2

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa - Bonds which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated ‘Baa’ are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: - Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: - Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: - Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: - Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: - Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch Investors Service, Inc. Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information.

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Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.’ Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default on a bond, loan or other material financial obligation, but

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b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

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PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 48 to Agreement and Declaration of Trust as filed with the State of Ohio on August 29, 2023 – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

(b)	By-laws. Bylaws of the Registrant, as adopted on October 14, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

	1.	(a)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

		(b)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

		(c)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Large Cap Dividend Fund, and the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

	2.	(a)	Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

		(b)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund - Filed with Registrant’s registration statement on Form N-1A dated April 28, 2023 and incorporated herein by reference.

	3.	(a)	Registrant’s Management Agreement with Channel Investment Partners LLC with regard to the Channel Short Duration Income Fund dated August 1, 2020 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

		(b)	Assignment and Assumption Agreement among Financial Counselors, Inc., Channel Investment Partners LLC and Unified Series Trust regarding fee waiver and expense reimbursement with respect to the Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

		(c)	Operating Expense Limitation Agreement with Channel Investment Partners LLC regarding fee waiver and expense reimbursement with respect to the Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

	4.	(a)	Registrant’s Amended and Restated Management Agreement with Pekin Hardy Strauss, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

		(b)	Operating Expense Limitation Agreement with Pekin Hardy Strauss, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

5.	(a)	Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Amended and Restated Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

6.	(a)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Equity Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Equity Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

7.	(a)	Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	First Addendum to Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Second Addendum to Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Equity Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

8.	Registrant’s Management Agreement with SBAuer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021.

9.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

10.	(a)	Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	(b)	Amendment to Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	(c)	Amended and Restated Operating Expense Limitation Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

11.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2022 and incorporated herein by reference.

12.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2022 and incorporated herein by reference.

13.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2022 and incorporated herein by reference.

14.	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

15.	(a)	Registrant’s Management Agreement with Standpoint Asset Management, LLC with regard to the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Standpoint Asset Management, LLC regarding Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(c)	Investment Advisory Agreement between Standpoint Asset Management, LLC and Standpoint Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

16.	(a)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(d)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(e)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Flexible Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Strategies Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(g)	Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund – Filed with Registrant’s registration statement on Form N-1A dated September 15, 2023 and incorporated herein by reference.

	(h)	Assignment and Assumption Agreement among Absolute Investment Advisers LLC, Forum Funds, and Unified Series Trust with regard to the Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

17.	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

18.	Subadvisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group Partners, LLC with regard to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

19.	(a)	Registrant’s Management Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

20.	(a)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(d)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(e)	Sub-advisory agreement between OneAscent Investment Solutions, LLC and Teachers Advisors, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(g)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(h)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

(e)	Underwriting Contracts.

	1.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated February 1, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 24, 2022 and incorporated herein by reference.

	2.	(a)	Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(c)	Supplemental Schedule B to Distribution Agreement between Registrant and Northern Lights Distributors, LLC for the OneAscent ETFs – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	3.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated December 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated December 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

	1.	Registrant’s Custodian Agreement with Huntington National Bank dated October 15, 2010 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference. Redacted proprietary.

	2.	(a)	Registrant’s Custodian Agreement with U.S. Bank, N.A. dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Registrant’s Custodian Agreement with U.S. Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated November 13, 2023 and incorporated herein by reference. Redacted proprietary.

	3.	(a)	Registrant’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	Seventh Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. reflecting current schedule of ETFs – Filed with Registrant’s registration statement on Form N-1A dated November 13, 2023 and incorporated herein by reference.

	4.	(a)	Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021.

		(b)	U.S. Bank National Association Acknowledgement of Assumption of Custodial Duties – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	5.	Registrant’s Custodian Agreement with Fifth Third Bank, National Association – Filed with Registrant’s registration statement on Form N-1A dated November 9, 2021 and incorporated herein by reference.

(h)	Other Material Contracts.

1.	(a)	Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2021 and incorporated herein by reference. Redacted proprietary.

	(b)	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on form N-1A dated November 13, 2023 and incorporated herein by reference. Redacted proprietary.

	(c)	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on form N-1A dated November 13, 2023 and incorporated herein by reference. Redacted proprietary.

2.	(a)	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	(b)	Side Letter Agreement with Pekin Hardy Strauss, Inc. regarding agreement to waive receipt of payments under the administrative services plan relating to the Fund’s Investor Class until January 31, 2024 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2023 and incorporated herein by reference.

3.	(a)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference. Redacted proprietary.

	(b)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (N-CEN N-PORT) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

	(c)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (ETF Accounting) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

	(d)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (ETF Administration) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

	(e)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Derivatives) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference. Redacted proprietary.

	(f)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Tax Provisioning) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference. Redacted proprietary.

	(g)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Shareholder Servicing Fees) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

	(h)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Schedule A) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

4.	Form of Authorized Participant Agreement for ETFs – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

5.	(a)	Registrant’s Amended and Restated Loan Agreement with U.S. Bank National Association for Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	(b)	First Amendment to Amended and Restated Loan Agreement with U.S. Bank National Association for Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2022 and incorporated herein by reference.

(c) Second Amendment to Amended and Restated Loan Agreement with U.S. Bank National Association for Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2023 and incorporated herein by reference.

	6.	Registrant’s Investment Agreement with Pekin Hardy Strauss, Inc. and Simplify Exchange Traded Funds for Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	7.	Registrant’s Investment Agreement with 360 Funds for Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	8.	Registrant’s Fund of Funds Investment Agreement with Fidelity Rutland Square Trust II for Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 15, 2023 and incorporated herein by reference.

(i)	Legal Opinion and Consent.

	1.	Legal opinion and consent – The Legal Opinion of Thompson Hine was filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference. The Consent of Thompson Hine is filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.

	1.	Revised Rule 12b-1 Distribution Plan for Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	Rule 12b-1 Distribution Plan for Channel Short Duration Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

	3.	Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	4.	Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	5.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	6.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

(n)	Rule 18f-3 Plans.

	1.	Amended and Restated Rule 18f-3 Plan for Crawford Large Cap Dividend Fund, and Crawford Small Cap Dividend Fund - Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Rule 18f-3 Plan for Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	4.	Rule 18f-3 Plan for Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 29, 2018 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	3.	Code of Ethics adopted by Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

	4.	Dean Investment Associates, LLC and Dean Financial Services, LLC Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	5.	Dean Capital Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	6.	Silk Invest Limited Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

	7.	Fisher Asset Management, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated December 28, 2022 and incorporated herein by reference.

	8.	Pekin Hardy Strauss, Inc. Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

	9.	Channel Investment Partners LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

	10.	SBAuer Funds, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021 and incorporated herein by reference.

	11.	Crawford Investment Counsel, Inc. Code of Ethics – Filed with Registrant’s registration on Form N-1A dated April 28, 2023 and incorporated herein by reference.

	12.	Standpoint Asset Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	13.	Absolute Investment Advisers LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

	14.	St. James Investment Company, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2023 and incorporated herein by reference.

	15.	Ballast Asset Management, LP Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	16.	OneAscent Investment Solutions, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	17.	Teachers Advisors, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	18.	Kovitz Investment Group Partners, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

(q)	Proxy Voting Policies.

	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

	2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	3.	Proxy Voting Policy and Procedures adopted by Channel Investment Partners LLC – Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

	4.	Proxy Voting Policy and Procedures adopted by Pekin Hardy Strauss, Inc. as adviser to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	5.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

	6.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	7.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

	8.	Proxy Voting Policy adopted by Silk Invest Limited as adviser to Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

	9.	Proxy Voting Policy adopted by Standpoint Asset Management, LLC as adviser to Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	10.	Proxy Voting Policy adopted by Absolute Investment Advisers, LLC as adviser to Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

	11.	Proxy Voting Policy adopted by Ballast Asset Management, LP as adviser to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	12.	Proxy Voting Policy adopted by OneAscent Investment Solutions, LLC as adviser to OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2021 and incorporated herein by reference.

	13.	Proxy Voting Policy adopted by Dean Capital Management, LLC as sub-adviser to each of the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

	14.	Proxy Voting Policy adopted by Kovitz Investment Group Partners, LLC as sub-adviser to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	15.	Proxy Voting Policy adopted by St. James Investment Company, LLC as sub-adviser to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2023 and incorporated herein by reference.

Item 29.		Persons Controlled by or Under Common Control with Registrant

The Dean Funds’ investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean, LLC, which is wholly owned by The C.H. Dean Companies, LLC. The Funds’ sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. As of June 30, 2023, Dennis Dean and Terence Dean were deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2023, The C.H. Dean Companies, LLC owned 4.83%, Dennis Dean beneficially owned 3.24% and Terence Dean beneficially owned 7.34% of the Dean Mid Cap Fund. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of December 28, 2023 the Adviser owned 100% of the shares of the Tactical Multi-Purpose Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. As of December 28, 2023 the Adviser owned 100% of the shares of the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans, the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund, the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund, and the Fisher Investments Institutional Group U.S. Small Cap Equity Fund. As a result, each of these Funds may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. John H. Crawford, III, Mr. John H. Crawford, IV, and Mr. David B. Crawford each own more than 25% of the Crawford Funds’ investment adviser, Crawford Investment Counsel, Inc. As such, they control the Adviser. As of March 31, 2022, more than 25% of the shares of the Funds were owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority and it is anticipated that this will be the case in the future. As a result, the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and the Crawford Multi-Asset Income Fund may be deemed to be under common control with Crawford Investment Counsel, Inc., which is organized under the laws of Georgia.

Mr. Robert C. Auer owns 70% of the Auer Growth Fund’s investment adviser, SBAuer Funds, LLC, and, as of February 28, 2023, owned 8.69% of Auer Growth Fund (the “Auer Fund”). As a result, the Auer Fund may be deemed to be under common control with SBAuer Funds, LLC, which is organized under the laws of Indiana.

Item 30.	Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Northern Lights Distributors, LLC provides that the Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

The Distribution Agreement with Northern Lights Distributors, LLC further provides that the Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part 1 available on the Investment Adviser Public Disclosure website (“IAPD”).

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part 1 available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach, Steven Roth and Kevin Laub serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part 1 available on the IAPD.

4.	Channel Investment Partners LLC (“Channel”) serves as the investment adviser to the Channel Short Duration Income Fund. Mr. Matthew Duch is the sole owner, Managing Member, President, Chief Investment Officer and Chief Compliance Officer of Channel. Further information about Channel can be obtained from the Form ADV Part 1 available on the IAPD.

5.	Pekin Hardy Strauss, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, and Joshua Strauss all are executive officers. Further information about Pekin can be obtained from its Form ADV Part 1 available on the IAPD.

6.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Ronald Brock is an executive officer of SBA. Mr. Robert Auer and Sheaff Brock Capital Management, LLC are owners of SBA. Mr. David Gilreath and Mr. Ronald Brock are members of Sheaff Brock Investment Advisors, LLC (“Sheaff Brock”). Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part 1 available on the IAPD.

7.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part 1 available on the IAPD.

8.	Silk Invest Limited (“Silk Invest”) serves as the adviser to the Silk Invest New Horizons Frontier Fund. Silk Investment Management Ltd. is a majority owner of Silk Invest. Zin El Abidin Bekkali owns a controlling interest in Silk Investment Management Ltd. Mr. Bekkali is also the Chief Executive Officer & Group CIO of Silk Invest. Further information about Silk Invest can be obtained from its Form ADV Part 1 available on the IAPD.

9.	Standpoint Asset Management, LLC (“Standpoint”) serves as the adviser to the Standpoint Multi-Asset Fund. Standpoint Group, LLC is the majority owner of Standpoint. Eric Crittenden, William Bologna, Courtney Stover, Shawn Serikov, and Matthew Kaplan, who are operators and employees of Standpoint, own Standpoint Group, LLC. Further information about Standpoint can be obtained from its Form ADV Part 1 available on the IAPD.

10.	Absolute Investment Advisers LLC (“Absolute”) serves as the adviser to the Absolute Select Value ETF, the Absolute Capital Opportunities Fund, the Absolute Convertible Arbitrage Fund, the Absolute Flexible Fund, and the Absolute Strategies Fund. Absolute is owned and controlled by James Compson and Brian Hlidek, who are employees of Absolute. Further information about Absolute can be obtained from its Form ADV Part 1 available on the IAPD.

11.	St. James Investment Company, LLC (“St. James”) serves as the subadviser to the Absolute Select Value ETF. St. James is owned and controlled by Robert Mark through Sibelius Holdings, LLC of which he is the sole controlling member, and Larry Redell. Further information about St. James can be obtained from its Form ADV Part 1 available on the IAPD.

12.	Ballast Asset Management, LP (“Ballast”) serves as the adviser to the Ballast Small/Mid Cap ETF. Ballast is owned and controlled by Inverdale Capital Management, LLC, which is owned and controlled by Ryan Martin and William Hardy. Further information about Ballast can be obtained from its Form ADV Part 1 available on the IAPD.

13.	OneAscent Investment Solutions, LLC (“OAIS”) serves as the adviser to the OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF. OAIS is owned and controlled by OneAscent Holdings, LLC (“OAH”). Harry N. Pearson is the majority owner of OAH. Further information about OAIS can be obtained from its Form ADV Part 1 available on the IAPD.

14.	Teachers Advisors, LLC (“TAL”) serves as the subadviser to the OneAscent Core Plus Bond ETF. TAL is owned and controlled by Nuveen Finance, LLC which is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is a subsidiary, and represents the asset management division, of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is the ultimate principal owner of TA. Further information about TAL can be obtained from its Form ADV Part 1 available on the IAPD.

15.	Kovitz Investment Group Partners, LLC (“Kovitz”) serves as the subadviser to the Absolute Capital Opportunities Fund. Kovitz is owned and controlled by Focus Operating, LLC which is owned and controlled by Focus Financial Partners, LLC, which is owned and controlled by Focus Financial Partners Inc. Further information about Kovitz can be obtained from its Form ADV Part 1 available on the IAPD.

Item 32.	Principal Underwriters.

1.	(a)	Ultimus Fund Distributors, LLC is the principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Bruce Fund, Inc.
CM Advisors Family of Funds
Caldwell Orkin Funds, Inc.

Cantor Select Portfolios Trust

Cantor Fitzgerald Sustainable Infrastructure Fund
Capitol Series Trust
Centaur Mutual Funds Trust
Chesapeake Investment Trust
Commonwealth International Series Trust
Conestoga Funds

Connors Funds

Cross Shore Discovery Fund
Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Fairway Private Equity & Venture Capital Opportunities Fund
Flat Rock Enhanced Income Fund

F/m Funds Trust

HC Capital Trust

Hussman Investment Trust

James Advantage Funds

James Alpha Funds Trust

Lind Capital Partners Municipal Credit Income Fund
MSS Series Trust

Oak Associates Funds

OneFund Trust

Papp Investment Trust

Peachtree Alternative Strategies Fund

Rocky Mountain Opportunity Trust

Schwartz Investment Trust
Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Williamsburg Investment Trust
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust
Yorktown Funds

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal and AML Compliance Officer	AML Officer
Melvin Van Cleave	Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

2.	(a)	Northern Lights Distributors, LLC is the principal underwriter for some series of the Trust. Northern Lights Distributors serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Copeland Trust, DGI Investment Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, PREDEX, Princeton Everest Fund, Segall Bryant & Hamill Trust, The Saratoga Advantage Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Zacks Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The officers of Northern Lights Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Bill Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Treasurer, FINOP, CCO and AML Officer	AML Compliance Officer
David James	Manager	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, OH 43215

U.S. Bank, National Association

1555 N. Rivercenter Drive

Milwaukee, WI 53212

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Fifth Third Bank, National Association

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Pekin Hardy Strauss, Inc.

227 West Monroe Street

Suite 3625

Chicago, IL 60606

SBAuer Funds, LLC
8801 River Crossing Blvd., Suite 100
Indianapolis, IN 46240

Crawford Investment Counsel, Inc.
600 Galleria Parkway SE

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC
7400 West 130th Street, Suite 350
Overland Park, KS 66213

Channel Investment Partners LLC

4601 N. Fairfax Drive, Ste. 1200

Arlington, VA 22203

Fisher Asset Management, LLC

6504 International Pkwy, Suite 1200

Plano, TX 75093

Silk Invest Limited

30 Churchill Place

E14 5RE

London, United Kingdom

Standpoint Asset Management, LLC

4250 N. Drinkwater Blvd., Suite 300

Scottsdale, AZ 85251

Absolute Investment Advisers LLC

82 S. Barrett Square, Unite 4G

Rosemary Beach, FL 32461

St. James Investment Company, LLC

3838 Oak Lawn Avenue, Suite 1414

Dallas, TX 75219

Ballast Asset Management, LP

100 Crescent Court, Suite 1825

Dallas, TX 75201

OneAscent Investment Solutions, LLC

23 Inverness Center Parkway

Birmingham, Alabama 35242

Teachers Advisors, LLC

730 Third Avenue

New York, NY 10017

Kovitz Investment Group Partners, LLC

71 S. Wacker Drive, Suite 1860

Chicago, IL 60606

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34.	Management Services - None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on December 28, 2023.

UNIFIED SERIES TRUST

By:	/s/ Martin R. Dean**
Martin R. Dean, President

Attest:

By:	/s/ Zachary Richmond*+
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson**	Interested Trustee	December 28, 2023
David R. Carson

/s/ Martin R. Dean**	President	December 28, 2023
Martin R. Dean

/s/ Zachary Richmond*+	Treasurer and CFO	December 28, 2023
Zachary Richmond

/s/ Daniel Condon*	Trustee	December 28, 2023
Daniel Condon

/s/ Ronald Tritschler*	Trustee	December 28, 2023
Ronald Tritschler

/s/ Kenneth Grant*	Trustee	December 28, 2023
Kenneth Grant

/s/ Catharine B. McGauley***	Trustee	December 28, 2023
Catharine B. McGauley

/s/ Freddie Jacobs, Jr.****	Trustee	December 28, 2023
Freddie Jacobs, Jr.

/s/ Elisabeth A. Dahl
Elisabeth A. Dahl, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated May 14, 2018 (+and May 17, 2018) and filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.
**	Signed pursuant to a Power of Attorney dated November 16, 2021 and filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.
***	Signed pursuant to a Power of Attorney dated October 25, 2022 and filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.
****	Signed pursuant to a Power of Attorney dated October 18, 2022 and filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
EX.99.i.	Legal Consent
EX.99.j.	Consent of Independent Registered Public Accounting Firm